Filed under Rule 497(k)
Registration No. 333-08653

Seasons Series Trust

SA Columbia Focused Value Portfolio

(the “Portfolio”)

Supplement dated May 27, 2026, to the Portfolio’s Summary Prospectus,

dated July 29, 2025, as supplemented to date

At a meeting held on March 26, 2026, the Board of Trustees of Seasons Series Trust (the “Trust”) approved a new non-fundamental 80% investment policy for the Portfolio and certain changes to the Portfolio’s principal investment strategies, as set out below. The Trust intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes. The filing is subject to review by the SEC and is expected to become effective on or about July 29, 2026.

The first, second and third paragraphs of the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” are deleted in their entirety and replaced with the following:

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in securities of value companies. For purposes of the Portfolio’s 80% investment policy, a company is considered to be a value company if it: (i) issues securities that are represented in a third-party value-style index; or (ii) is below the relevant equity market median in at least two “value metrics” similar to those commonly used in the marketplace for value classifications, such as earnings growth, price-to-earnings or sales growth, among others.

The Portfolio invests primarily in equity securities of large-cap companies. The Portfolio utilizes a “focus” strategy, which means the subadviser actively invests in a small number of holdings which constitute some of its favorite stock-picking ideas at any given moment. A focus strategy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Portfolio will generally hold between 30 to 40 securities, although the subadviser may, in its discretion, hold more or fewer securities.

The Portfolio invests substantially in securities of U.S. issuers. The Portfolio may from time to time emphasize one or more sectors in selecting its investments, including the financials sector. The Portfolio may invest in additional financial instruments for the purpose of cash management or to hedge a security position.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.